Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock

of

RIVIANA FOODS INC.

Pursuant to the Offer to Purchase dated July 30, 2004

by
Ebro Puleva Partners G.P.,
a direct and indirect wholly-owned subsidiary of
Ebro Puleva S.A.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, AUGUST 26, 2004 UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

The Bank of New York

By Mail	By Hand	By Overnight Courier
The Bank of New York Riviana Foods Inc. P.O. Box 11248 New York, NY 10286-1248	The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window Street Level New York, NY 10286	The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window Street Level New York, NY 10286

By Facsimile Transmission

(for Eligible Institutions only)

(212) 815-6433
Confirm by Telephone
(212) 815-6212

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFORE BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

DESCRIPTION OF SHARES TENDERED(SEE INSTRUCTIONS 3 AND 4)

Name(s) and Address(es) of Registered Holder(s)
Please fill in blank, exactly as name(s) appear(s) on	Share Certificate(s) and Share(s) Tendered
Share Certificate(s)	(Attach additional signed list if necessary)

Total Number of
	Share Certificate	Shares Represented by	Number of Shares
	Number(s)*	Share Certificate(s)*	Tendered**

Total Shares

* Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD

BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      This Letter of Transmittal is to be used by stockholders of Riviana Foods Inc. either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 2 of the Offer to Purchase).

      Holders of Shares whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:	Account Number:

Number:	Transaction Code

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):	Window Ticket

No. (if any):	Date of

Name of Eligible

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Ebro Puleva Partners G.P. (“Purchaser”), a Delaware general partnership and a direct and indirect wholly-owned subsidiary of Ebro Puleva S.A. (“Parent”), a sociedad anónima organized under the laws of Spain the above-described shares of common stock, par value $1.00 per share (the “Common Stock” or the “Shares”), of Riviana Foods Inc. (“Riviana”), a Delaware corporation, issued pursuant to the Merger Agreement dated July 23, 2004, by and among Riviana, the Parent and the Purchaser, at a purchase price of $25.75 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in Purchaser’s Offer to Purchase, dated July 30, 2004 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”). Receipt of the Offer is hereby acknowledged.

      Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of such extension or amendment) and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints The Bank of New York (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on Riviana’s books and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Riviana’s stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares (and any Distributions) tendered hereby that have been accepted for payment by Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, Purchaser accepts for payment such Shares (and any and all Distributions) as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned. Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Riviana’s stockholders.

      The undersigned hereby represents and warrants (i) that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and any and all Distributions, (ii) that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act and (iv) that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to any and all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable. The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

      Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price of all of the Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned

Issue:     ☐ Check     ☐ Certificate(s) to:

Name:

________________________________________________________________________________
(Please print)

Address:

________________________________________________________________________________

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Also complete Substitute Form W-9 included herein)

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail     ☐ Check     ☐ Certificate(s) to:

Name:

________________________________________________________________________________
(Please print)

Address:

________________________________________________________________________________

(Include Zip Code)

IMPORTANT — SIGN HERE

(Also Complete Substitute Form W-9 Below)

(Signature(s) of Stockholder(s))

Dated: ______________________________ , 200

      (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(If Required — See Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):

Name(s):

(Please Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated: ______________________________ , 200

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity and a member in good standing of any of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Exchange Act (each an “Eligible Institution”)), unless the Shares tendered hereby are tendered (i) by a registered holder of Shares (which term, for the purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) who has not completed either the box labeled “Special Payment Instructions” or the box labeled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5.

      2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder to validly tender Shares pursuant to the Offer, either (i) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Date, or (ii) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase. Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser with the Offer to Purchase must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares in proper form or transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary within three (3) Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A “Nasdaq trading day” is any day on which the National Association of Securities Dealers Automated Quotation System is open for business. “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against such participant.

      The method of delivery of Share certificates, this Letter of Transmittal and all other required documents including delivery through any Book-Entry Transfer Facility, is at the election and sole risk of the tendering stockholder. Share certificates will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimiles thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

      4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer). If fewer than all of the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In this case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

      If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

      If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

      7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

      8. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), Purchaser reserves the right, in its reasonable discretion, to waive, at any time or from time to time, any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

      9. Substitute Form W-9. Under U.S. federal income tax law, the Depositary may be required to withhold and pay over to the Internal Revenue Service a portion of any payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, each tendering stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) and certify that such stockholder is not subject to such backup withholding by completing the enclosed Substitute Form W-9. In general, if a stockholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service, and any reportable payments to such person may be subject to backup withholding at the appreciable rate (currently 28%). If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should check the box in Part 4 of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. Exempt stockholders that are not foreign persons should indicate their exempt status on Substitute Form W-9. To satisfy the Depositary that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Depositary. Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT A RATE OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 also may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

      11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify Mellon Investors Services LLC (the “Transfer Agent”) at (800) 635-9270. The stockholder will then be instructed by the Transfer Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYOR’S NAME: THE BANK OF NEW YORK, AS DEPOSITARY

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number(s)

Department of the Treasury Internal Revenue Service Payer’s Request For Taxpayer Identification Number (“TIN”) and Certification	Part 2 — PLEASE CHECK THIS BOX IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING EXEMPT PAYEE ☐	Part 4 — Awaiting TIN ☐

Part 3 — Certification — (Under Penalties of Perjury), I certify that:
(1) The number shown on this form is my current Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you are subject to backup withholding, you then receive another notification from the IRS stating that you are no longer subject to backup withholding, then do not cross out item (2).
Signature:	Date:
Name:
Address:
City:
State:
Zip Code:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9. CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 28 percent of all reportable payments made to me will be withheld
Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT A RATE OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF RIVIANA OR SUCH STOCKHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials also may be obtained from the Information Agent as set forth below, and will be furnished promptly at Purchaser’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson Shareholder Communications Inc.

17 State St. 10th Floor
New York, NY 10004
Banks and Brokers Call Collect: (212) 440 9800
All Others Call: (800) 255-9575